UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 March 11, 2005



                                 INVESTOOLS INC.
              Exact Name of Registrant as Specified in its Charter


           DELAWARE                0-31226                 76-0685039
    State of Incorporation       (Commission           (I.R.S. Employer
        or Organization          File Number)          Identification No.)



       585 East 1860 South, Provo, Utah                      84606
    Address of Principal Executive Offices                 Zip Code



                                 (801) 724-6913
                         Registrant's telephone number,
                               including area code


             5959 Corporate Drive, Suite LL250, Houston, Texas 77036
                  Former Address, if Changed Since Last Report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01         Other Events.

                  On March 11, 2005, INVESTools Inc. (the "Company") issued a press release announcing that it will release its financial results for the fiscal year ended December 31, 2004, and restated financial results for the years ended December 31, 2003 and 2002 on Wednesday, March 16, 2005, before the market opens. The Company has scheduled a conference call for 8:30 a.m. Eastern time on Wednesday, March 16, 2005, to discuss the financial results. In addition, the Company announced that it will participate in the American Stock Exchange 2004 Top Performers Investor Conference held online on March 16, 2005, and the B. Riley & Co. Annual Investor Conference held at The Venetian Resort Hotel Casino in Las Vegas, Nevada on March 17, 2005.

Item 9.01         Financial Statements and Exhibits.

(c) Exhibits.

10.1     Press release dated March 11, 2005 issued by the Company.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      INVESTOOLS, INC.


                                      By: /s/     Ida K. Kane
                                          ------------------------------
                                                  Ida K. Kane
                                                  Chief Financial Officer

Dated: March 11, 2005



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                                  EXHIBIT INDEX

No.           Description

99.1          Press release dated March 11, 2005 issued by the Company.